Discussion and Reconciliation of Non-GAAP Measures

We believe the following measures are relevant and useful information to investors as they are part of AT&T's internal management reporting and planning processes and are important metrics that management uses to evaluate the operating performance of AT&T and its segments. Management also uses these measures as a method of comparing performance with that of many of our competitors. These measures should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with U.S. generally accepted accounting principles (GAAP).

Free Cash Flow

Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow after dividends is defined as cash from operations minus capital expenditures and dividends. Free cash flow dividend payout ratio is defined as the percentage of dividends paid to free cash flow.  We believe these metrics provide useful information to our investors because management views free cash flow as an important indicator of how much cash is generated by routine business operations, including capital expenditures, and makes decisions based on it. Management also views free cash flow as a measure of cash available to pay debt and return cash to shareowners.

Cash Paid for Capital Investment
Dollars in millions
	Second Quarter		Six-Month Period
	2019	2018	2019	2018
Net cash provided by operating activities	$14,284	$10,229	$25,336	$19,176
Less: Capital expenditures	(5,472)	(5,108)	(10,654)	(11,226)
Free Cash Flow	8,812	5,121	14,682	7,950

Less: Dividends paid	(3,722)	(3,074)	(7,436)	(6,144)
Fee Cash Flow after Dividends	$5,090	$2,047	$7,246	$1,806
Free Cash Flow Dividend Payout Ratio	42.2%	60.0%	50.6%	77.3%

Cash Paid for Capital Investment

In connection with capital improvements, we negotiate with some of our vendors to obtain favorable payment terms of 120 days or more, referred to as vendor financing, which are excluded from capital expenditures and reported in accordance with GAAP as financing activities. We present an additional view of cash paid for capital investment to provide investors with a comprehensive view of cash used to invest in our networks, product developments and support systems.

Cash Paid for Capital Investment
Dollars in millions
	Second Quarter		Six-Month Period
	2019	2018	2019	2018
Capital Expenditures	$(5,472)	$(5,108)	$(10,654)	$(11,226)
Cash paid for vendor financing	(1,016)	(85)	(1,836)	(257)
Cash paid for Capital Investment	$(6,488)	$(5,193)	$(12,490)	$(11,483)

EBITDA

Our calculation of EBITDA, as presented, may differ from similarly titled measures reported by other companies. For AT&T, EBITDA excludes other income (expense) – net, and equity in net income (loss) of affiliates, as these do not reflect the operating results of our subscriber base or operations that are not under our control. Equity in net income (loss) of affiliates represents the proportionate share of the net income (loss) of affiliates in which we exercise significant influence, but do not control. Because we do not control these entities, management excludes these results when evaluating the performance of our primary operations. EBITDA also excludes interest expense and the provision for income taxes. Excluding these items eliminates the expenses associated with our capital and tax structures. Finally, EBITDA excludes depreciation and amortization in order to eliminate the impact of capital investments. EBITDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. EBITDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with U.S. generally accepted accounting principles (GAAP).

EBITDA service margin is calculated as EBITDA divided by service revenues.

When discussing our segment, business unit and supplemental results, EBITDA excludes equity in net income (loss) of affiliates, and depreciation and amortization from operating contribution.

These measures are used by management as a gauge of our success in acquiring, retaining and servicing subscribers because we believe these measures reflect AT&T's ability to generate and grow subscriber revenues while providing a high level of customer service in a cost-effective manner. Management also uses these measures as a method of comparing operating performance with that of many of its competitors. The financial and operating metrics which affect EBITDA include the key revenue and expense drivers for which management is responsible and upon which we evaluate performance.

We believe EBITDA Service Margin (EBITDA as a percentage of service revenues) to be a more relevant measure than EBITDA Margin (EBITDA as a percentage of total revenue) for our Mobility business unit operating margin. We also use wireless service revenues to calculate margin to facilitate comparison, both internally and externally with our wireless competitors, as they calculate their margins using wireless service revenues as well.

There are material limitations to using these non-GAAP financial measures. EBITDA, EBITDA margin and EBITDA service margin, as we have defined them, may not be comparable to similarly titled measures reported by other companies. Furthermore, these performance measures do not take into account certain significant items, including depreciation and amortization, interest expense, tax expense and equity in net income (loss) of affiliates. For market comparability, management analyzes performance measures that are similar in nature to EBITDA as we present it, and considering the economic effect of the excluded expense items independently as well as in connection with its analysis of net income as calculated in accordance with GAAP. EBITDA, EBITDA margin and EBITDA service margin should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP.

EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2019	2018	2019	2018
Net Income	$3,974	$5,248	$8,322	$10,007
Additions:
Income Tax Expense	1,099	1,532	2,122	2,914
Interest Expense	2,149	2,023	4,290	3,794
Equity in Net (Income) Loss of Affiliates	(40)	16	(33)	7
Other (Income) Expense - Net	318	(2,353)	32	(4,055)
Depreciation and amortization	7,101	6,378	14,307	12,372
EBITDA	14,601	12,844	29,040	25,039

Total Operating Revenues	44,957	38,986	89,784	77,024
Service Revenues	41,023	34,906	81,707	68,552

EBITDA Margin	32.5%	32.9%	32.3%	32.5%
EBITDA Service Margin	35.6%	36.8%	35.5%	36.5%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2019	2018	2019	2018
Communications Segment
Operating Contribution	$8,737	$8,414	$16,789	$16,441
Additions:
Equity in Net (Income) Loss of Affiliates	-	-	-	2
Depreciation and amortization	4,620	4,638	9,213	9,213
EBITDA	13,357	13,052	26,002	25,656

Total Operating Revenues	35,508	35,410	70,901	70,943

Operating Income Margin	24.6%	23.8%	23.7%	23.2%
EBITDA Margin	37.6%	36.9%	36.7%	36.2%

Mobility
Operating Contribution	$5,833	$5,506	$11,184	$10,664
Additions:
Depreciation and amortization	2,025	2,113	4,060	4,208
EBITDA	7,858	7,619	15,244	14,872

Total Operating Revenues	17,512	17,282	35,079	34,637
Service Revenues	14,006	13,682	27,798	27,085

Operating Income Margin	33.3%	31.9%	31.9%	30.8%
EBITDA Margin	44.9%	44.1%	43.5%	42.9%
EBITDA Service Margin	56.1%	55.7%	54.8%	54.9%

Entertainment Group
Operating Contribution	$1,514	$1,475	$2,992	$2,784
Additions:
Equity in Net (Income) Loss of Affiliates	-	1	-	2
Depreciation and amortization	1,339	1,345	2,662	2,655
EBITDA	2,853	2,821	5,654	5,441

Total Operating Revenues	11,368	11,478	22,696	22,909

Operating Income Margin	13.3%	12.9%	13.2%	12.2%
EBITDA Margin	25.1%	24.6%	24.9%	23.8%

Business Wireline
Operating Contribution	$1,390	$1,433	$2,613	$2,993
Additions:
Equity in Net (Income) Loss of Affiliates	-	(1)	-	-
Depreciation and amortization	1,256	1,180	2,491	2,350
EBITDA	2,646	2,612	5,104	5,343

Total Operating Revenues	6,628	6,650	13,126	13,397

Operating Income Margin	21.0%	21.5%	19.9%	22.3%
EBITDA Margin	39.9%	39.3%	38.9%	39.9%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2019	2018	2019	2018
WarnerMedia Segment
Operating Contribution	$2,025	$425	$4,335	$464
Additions:
Equity in Net (Income) of Affiliates	(55)	26	(122)	16
Depreciation and amortization	91	31	234	32
EBITDA	2,061	482	4,447	512

Total Operating Revenues	8,350	1,393	16,729	1,505

Operating Income Margin	23.6%	32.4%	25.2%	31.9%
EBITDA Margin	24.7%	34.6%	26.6%	34.0%

Segment and Business Unit EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2019	2018	2019	2018
Latin America Segment
Operating Contribution	$(209)	$(150)	$(382)	$(261)
Additions:
Equity in Net (Income) of Affiliates	(12)	(15)	(12)	(15)
Depreciation and amortization	284	313	584	645
EBITDA	63	148	190	369

Total Operating Revenues	1,757	1,951	3,475	3,976

Operating Income Margin	-12.6%	-8.5%	-11.3%	-6.9%
EBITDA Margin	3.6%	7.6%	5.5%	9.3%

Vrio
Operating Contribution	$(2)	$67	$30	$215
Additions:
Equity in Net (Income) of Affiliates	(12)	(15)	(12)	(15)
Depreciation and amortization	165	186	334	391
EBITDA	151	238	352	591

Total Operating Revenues	1,032	1,254	2,099	2,608

Operating Income Margin	-1.4%	4.1%	0.9%	7.7%
EBITDA Margin	14.6%	19.0%	16.8%	22.7%

Mexico
Operating Contribution	$(207)	$(217)	$(412)	$(476)
Additions:
Depreciation and amortization	119	127	250	254
EBITDA	(88)	(90)	(162)	(222)

Total Operating Revenues	725	697	1,376	1,368

Operating Income Margin	-28.6%	-31.1%	-29.9%	-34.8%
EBITDA Margin	-12.1%	-12.9%	-11.8%	-16.2%

Segment EBITDA, EBITDA Margin and EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2019	2018	2019	2018
Xandr
Operating Contribution	$325	$333	$578	$619
Additions:
Depreciation and amortization	13	-	26	1
EBITDA	338	333	604	620

Total Operating Revenues	485	392	911	729

Operating Income Margin	67.0%	84.9%	63.4%	84.9%
EBITDA Margin	69.7%	84.9%	66.3%	85.0%

 Adjusting Items

Adjusting items include revenues and costs we consider non-operational in nature, such as items arising from asset acquisitions or dispositions. We also adjust for net actuarial gains or losses associated with our pension and postemployment benefit plans due to the often-significant impact on our results (we immediately recognize this gain or loss in the income statement, pursuant to our accounting policy for the recognition of actuarial gains and losses). Consequently, our adjusted results reflect an expected return on plan assets rather than the actual return on plan assets, as included in the GAAP measure of income.

The tax impact of adjusting items is calculated using the effective tax rate during the quarter except for adjustments that, given their magnitude, can drive a change in the effective tax rate, in these cases we use the actual tax expense or combined marginal rate of approximately 25%.

Adjusting Items
Dollars in millions
	Second Quarter		Six-Month Period
	2019	2018	2019	2018
Operating Revenues
Time Warner merger adjustment	$30	$-	$72	$-
Adjustments to Operating Revenues	30	-	72	-
Operating Expenses
Time Warner and other merger costs	316	339	389	431
Employee separation costs	94	133	342	184
Natural disaster costs	-	-	-	104
Adjustments to Operations and Support Expenses	410	472	731	719
Amortization of intangible assets	1,959	1,278	3,948	2,340
Adjustments to Operating Expenses	2,369	1,750	4,679	3,059
Other
Merger-related interest and fees[1]	-	636	-	1,029
(Gains) losses on sale of investments	(638)	-	(638)	-
Special termination charges, debt redemption costs and other adjustments	140	48	351	48
Actuarial (gain) loss	1,699	(1,796)	2,131	(2,726)
Adjustments to Income Before Income Taxes	3,600	638	6,595	1,410
Tax impact of adjustments	779	44	1,428	217
Tax-related items	-	(96)	141	(96)
Adjustments to Net Income	$2,821	$690	$5,026	$1,289
[1] Includes interest expense incurred on debt issued, redemption premiums and interest income earned on cash held prior to the close of merger transactions.
Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS are non-GAAP financial measures calculated by excluding from operating revenues, operating expenses and income tax expense certain significant items that are non-operational or non-recurring in nature, including dispositions and merger integration and transaction costs. Management believes that these measures provide relevant and useful information to investors and other users of our financial data in evaluating the effectiveness of our operations and underlying business trends.

Adjusted Operating Revenues, Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EBITDA service margin and Adjusted diluted EPS should be considered in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP. AT&T's calculation of Adjusted items, as presented, may differ from similarly titled measures reported by other companies.

Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted EBITDA Service Margin
Dollars in millions
	Second Quarter		Six-Month Period
	2019	2018	2019	2018
Operating Income	$7,500	$6,466	$14,733	$12,667
Adjustments to Operating Revenues	30	-	72	-
Adjustments to Operating Expenses	2,369	1,750	4,679	3,059
Adjusted Operating Income	9,899	8,216	19,484	15,726

EBITDA	14,601	12,844	29,040	25,039
Adjustments to Operating Revenues	30	-	72	-
Adjustments to Operations and Support Expenses	410	472	731	719
Adjusted EBITDA	15,041	13,316	29,843	25,758

Total Operating Revenues	44,957	38,986	89,784	77,024
Adjustments to Operating Revenues	30	-	72	-
Total Adjusted Operating Revenue	44,987	38,986	89,856	77,024
Service Revenues	41,023	34,906	81,707	68,552
Adjustments to Service Revenues	30	-	72	-
Adjusted Service Revenue	41,053	34,906	81,779	68,552

Operating Income Margin	16.7%	16.6%	16.4%	16.4%
Adjusted Operating Income Margin	22.0%	21.1%	21.7%	20.4%
Adjusted EBITDA Margin	33.4%	34.2%	33.2%	33.4%
Adjusted EBITDA Service Margin	36.6%	38.1%	36.5%	37.6%

Adjusted Diluted EPS

	Second Quarter		Six-Month Period
	2019	2018	2019	2018
Diluted Earnings Per Share (EPS)	$0.51	$0.81	$1.06	$1.56
Amortization of intangible assets	0.21	0.16	0.42	0.29
Merger integration items[1]	0.05	0.14	0.07	0.20
(Gain) loss on sale of assets, impairments and other adjustments[2]	(0.06)	0.01	(0.01)	0.05
Actuarial (gain) loss[3]	0.18	(0.21)	0.23	(0.33)
Tax-related items	-	-	(0.02)	-
Adjusted EPS	$0.89	$0.91	$1.75	$1.77
Year-over-year growth - Adjusted	-2.2%		-1.1%
Weighted Average Common Shares Outstanding with Dilution (000,000)	7,353	6,374	7,347	6,277
[1]Includes combined merger integration items and merger-related interest income and expense, and redemption premiums.
[2]Includes gains on transactions, natural disaster adjustments and charges, and employee-related and other costs.

[3]Includes adjustments for actuarial gains or losses (losses of $1.7 billion in the second quarter and $2.1 billion for the first six months of 2019) associated with our pension benefit plan. As a result, adjusted EPS reflects an expected return on plan assets of $880 million in the second quarter and $1,731 million for the first six months (based on an expected return on plan assets of 7.00%), rather than the actual return of $1.4 billion in the quarter and $3.4 billion for the first six months (actual return of 4.2% for the quarter and 10.0% for the first six months), included in the GAAP measure of income.

Net Debt to Adjusted EBITDA

Net Debt to EBITDA ratios are non-GAAP financial measures frequently used by investors and credit rating agencies and management believes these measures provide relevant and useful information to investors and other users of our financial data. Our Net Debt to Adjusted EBITDA ratio is calculated by dividing the Net Debt by the sum of the most recent four quarters Adjusted EBITDA. Net Debt is calculated by subtracting cash and cash equivalents and certificates of deposit and time deposits that are greater than 90 days, from the sum of debt maturing within one year and long-term debt.

Net Debt to Adjusted EBITDA
Dollars in millions
	Three Months Ended
	Sep. 30,	Dec. 31,	Mar. 31,	June 30,	Four Quarters
	2018[1]	2018[1]	2019[1]	2019
Adjusted EBITDA[1,2]	$15,872	$15,029	$14,802	$15,041	$60,744
Add back severance	(76)	(327)	-	-	(403)
Net Debt Adjusted EBITDA	15,796	14,702	14,802	15,041	60,341
End-of-period current debt					12,625
End-of-period long-term debt					157,937
Total End-of-Period Debt					170,562
Less: Cash and Cash Equivalents					8,423
Net Debt Balance					162,139
Annualized Net Debt to Adjusted EBITDA Ratio					2.69
1 As reported in AT&T's Form 8-K filed October 24, 2018, January 30, 2019 and April 24, 2019.

[2] Includes the purchase accounting reclassification of released content amortization of $772 million in the third quarter of 2018, $545 million in the fourth quarter of 2018, $150 million and $112 million reported by AT&T in the first and second quarters of 2019, respectively.

Supplemental Operational Measures

We provide a supplemental discussion of our business solutions operations that is calculated by combining our Mobility and Business Wireline operating units, and then adjusting to remove non-business operations. The following table presents a reconciliation of our supplemental Business Solutions results.

Supplemental Operational Measure
	Second Quarter
	June 30, 2019				June 30, 2018
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$14,006	$-	$(11,984)	$2,022	$13,682	$-	$(11,853)	$1,829
Strategic and managed services	-	3,848	-	3,848	-	3,603	-	3,603
Legacy voice and data services	-	2,331	-	2,331	-	2,730	-	2,730
Other services and equipment	-	449	-	449	-	317	-	317
Wireless equipment	3,506	-	(2,884)	622	3,600	-	(3,016)	584
Total Operating Revenues	17,512	6,628	(14,868)	9,272	17,282	6,650	(14,869)	9,063

Operating Expenses
Operations and support	9,654	3,982	(8,097)	5,539	9,663	4,038	(8,085)	5,616
EBITDA	7,858	2,646	(6,771)	3,733	7,619	2,612	(6,784)	3,447
Depreciation and amortization	2,025	1,256	(1,720)	1,561	2,113	1,180	(1,806)	1,487
Total Operating Expenses	11,679	5,238	(9,817)	7,100	11,776	5,218	(9,891)	7,103
Operating Income	5,833	1,390	(5,051)	2,172	5,506	1,432	(4,978)	1,960
Equity in net Income of Affiliates	-	-	-	-	-	1	-	1
Operating Contribution	$5,833	$1,390	$(5,051)	$2,172	$5,506	$1,433	$(4,978)	$1,961
[1] Non-business wireless reported in the Communication segment under the Mobility business unit.

Supplemental Operational Measure
	Six-Month Period
	June 30, 2019				June 30, 2018
	Mobility	Business Wireline	Adjustments[1]	Business Solutions	Mobility	Business Wireline	Adjustments[1]	Business Solutions
Operating Revenues
Wireless service	$27,798	$-	$(23,863)	$3,935	$27,085	$-	$(23,465)	$3,620
Strategic and managed services	-	7,640	-	7,640	-	7,198	-	7,198
Legacy voice and data services	-	4,735	-	4,735	-	5,595	-	5,595
Other services and equipment	-	751	-	751	-	604	-	604
Wireless equipment	7,281	-	(6,063)	1,218	7,552	-	(6,390)	1,162
Total Operating Revenues	35,079	13,126	(29,926)	18,279	34,637	13,397	(29,855)	18,179

Operating Expenses
Operations and support	19,835	8,022	(16,678)	11,179	19,765	8,054	(16,609)	11,210
EBITDA	15,244	5,104	(13,248)	7,100	14,872	5,343	(13,246)	6,969
Depreciation and amortization	4,060	2,491	(3,449)	3,102	4,208	2,350	(3,613)	2,945
Total Operating Expenses	23,895	10,513	(20,127)	14,281	23,973	10,404	(20,222)	14,155
Operating Income	11,184	2,613	(9,799)	3,998	10,664	2,993	(9,633)	4,024
Equity in net Income of Affiliates	-	-	-	-	-	-	-	-
Operating Contribution	$11,184	$2,613	$(9,799)	$3,998	$10,664	$2,993	$(9,633)	$4,024
[1] Non-business wireless reported in the Communication segment under the Mobility business unit.

8